KPMG LLP
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Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
SG Americas Securities, LLC

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2018-1 Owner Trust, Asset Backed Notes (the “Notes”) – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2018-1 UWR01 B282 Dec2017 2B Bank RegABII Short List 010818.txt” provided by the Company on January 8, 2018 (the “Data File”), containing certain information related to 112,745 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of December 31, 2017, and (ii) an electronic data file entitled “Honda_ex102_Dec2017_HAROT2018-1_B282(2-0B Prelim).csv” provided by the Company on January 9, 2018, containing certain information related to 112,745 Receivables as of December 31, 2017 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

●	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, “Contract Information” screen shot from the Company’s Customer Account Servicing System (“CASS”), Certificate of Title, Title Application, “Title” screen shot from DealerTrack, Credit Application, Agreement to Furnish Insurance, and/or “Auto Finance Servicing System” screen shot. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract
Origination Date	Installment Sale Contract

Attribute	Receivable File/Instructions
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract, “Collateral Information” screen shot from CASS, and instructions provided by the Company described below
Current Maturity Date, if applicable	Installment Sale Contract, “Contract Information” screen shot from CASS, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

For purposes of comparing Scheduled Monthly Payment and APR, in the event the Scheduled Monthly Payment or APR did not agree to the amount or percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Scheduled Monthly Payment or APR to the amount or percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from CASS. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Model, in the event the Model did not agree to the “Model” field stated in the Installment Sale Contract, we were instructed by the Company to compare the Model to the “Model” field stated in the “Collateral Information” screen shot from CASS.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the “Contract Information” screen shot from CASS.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

For purposes of comparing Legal Owner or Lien Holder Name in the event the Certificate of Title or Title Application was not available, the Company instructed us to utilize the “Title” screen shot from DealerTrack.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Agreement to Furnish Insurance

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signatures.

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the specified documents noted below or the inability to agree the indicated information from the XML File to the Receivable File and the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, and instructions provided by the Company described below

Attribute	Receivable File/Instructions
Origination Date	Installment Sale Contract and instructions provided by the Company described below
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below
Subvented	“Auto Finance Servicing System” screen shot and instructions provided by the Company described below
Current Delinquency Status	Auto Finance Servicing System screen shot

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that CASS does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, in the event the Maturity Date was not stated in the Installment Sale Contract, the Company instructed us to recompute the Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Maturity Date to the Maturity Date in the XML File. The Company instructed us to compare the month and year of the Maturity Date in the XML File to the Maturity Date in the Receivable File or the recomputed Maturity Date.

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Auto Finance Servicing System” screen shot to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

The information regarding the Selected Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit C. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, and the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data File, the XML File, or the Receivable Files, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
February 7, 2018

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20181001	60	20181060	119	20181119	178	20181178	237	20181237
2	20181002	61	20181061	120	20181120	179	20181179	238	20181238
3	20181003	62	20181062	121	20181121	180	20181180	239	20181239
4	20181004	63	20181063	122	20181122	181	20181181	240	20181240
5	20181005	64	20181064	123	20181123	182	20181182	241	20181241
6	20181006	65	20181065	124	20181124	183	20181183	242	20181242
7	20181007	66	20181066	125	20181125	184	20181184	243	20181243
8	20181008	67	20181067	126	20181126	185	20181185	244	20181244
9	20181009	68	20181068	127	20181127	186	20181186	245	20181245
10	20181010	69	20181069	128	20181128	187	20181187	246	20181246
11	20181011	70	20181070	129	20181129	188	20181188	247	20181247
12	20181012	71	20181071	130	20181130	189	20181189	248	20181248
13	20181013	72	20181072	131	20181131	190	20181190	249	20181249
14	20181014	73	20181073	132	20181132	191	20181191	250	20181250
15	20181015	74	20181074	133	20181133	192	20181192	251	20181251
16	20181016	75	20181075	134	20181134	193	20181193	252	20181252
17	20181017	76	20181076	135	20181135	194	20181194	253	20181253
18	20181018	77	20181077	136	20181136	195	20181195	254	20181254
19	20181019	78	20181078	137	20181137	196	20181196	255	20181255
20	20181020	79	20181079	138	20181138	197	20181197	256	20181256
21	20181021	80	20181080	139	20181139	198	20181198	257	20181257
22	20181022	81	20181081	140	20181140	199	20181199	258	20181258
23	20181023	82	20181082	141	20181141	200	20181200	259	20181259
24	20181024	83	20181083	142	20181142	201	20181201	260	20181260
25	20181025	84	20181084	143	20181143	202	20181202	261	20181261
26	20181026	85	20181085	144	20181144	203	20181203	262	20181262
27	20181027	86	20181086	145	20181145	204	20181204	263	20181263
28	20181028	87	20181087	146	20181146	205	20181205	264	20181264
29	20181029	88	20181088	147	20181147	206	20181206	265	20181265
30	20181030	89	20181089	148	20181148	207	20181207	266	20181266
31	20181031	90	20181090	149	20181149	208	20181208	267	20181267
32	20181032	91	20181091	150	20181150	209	20181209	268	20181268
33	20181033	92	20181092	151	20181151	210	20181210	269	20181269
34	20181034	93	20181093	152	20181152	211	20181211	270	20181270
35	20181035	94	20181094	153	20181153	212	20181212	271	20181271
36	20181036	95	20181095	154	20181154	213	20181213	272	20181272
37	20181037	96	20181096	155	20181155	214	20181214	273	20181273
38	20181038	97	20181097	156	20181156	215	20181215	274	20181274
39	20181039	98	20181098	157	20181157	216	20181216	275	20181275
40	20181040	99	20181099	158	20181158	217	20181217	276	20181276
41	20181041	100	20181100	159	20181159	218	20181218	277	20181277
42	20181042	101	20181101	160	20181160	219	20181219	278	20181278
43	20181043	102	20181102	161	20181161	220	20181220	279	20181279
44	20181044	103	20181103	162	20181162	221	20181221	280	20181280
45	20181045	104	20181104	163	20181163	222	20181222	281	20181281
46	20181046	105	20181105	164	20181164	223	20181223	282	20181282
47	20181047	106	20181106	165	20181165	224	20181224	283	20181283
48	20181048	107	20181107	166	20181166	225	20181225	284	20181284
49	20181049	108	20181108	167	20181167	226	20181226	285	20181285
50	20181050	109	20181109	168	20181168	227	20181227	286	20181286
51	20181051	110	20181110	169	20181169	228	20181228	287	20181287
52	20181052	111	20181111	170	20181170	229	20181229
53	20181053	112	20181112	171	20181171	230	20181230
54	20181054	113	20181113	172	20181172	231	20181231
55	20181055	114	20181114	173	20181173	232	20181232
56	20181056	115	20181115	174	20181174	233	20181233
57	20181057	116	20181116	175	20181175	234	20181234
58	20181058	117	20181117	176	20181176	235	20181235
59	20181059	118	20181118	177	20181177	236	20181236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
34	20181034	First Payment Date	6/8/2014	6/9/2014
34	20181034	Original Maturity Date	5/8/2020	5/9/2020
34	20181034	Current Maturity Date	5/8/2020	5/9/2020
53	20181053	Scheduled Monthly Payment	$481.02	$495.12
53	20181053	APR	6.85%	7.86%
287	20181287	Scheduled Monthly Payment	$402.98	$414.15
287	20181287	APR	6.19%	7.44%

Exhibit C
Exception List (XML File)
Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
53	20181053	Original Interest Rate Percentage	6.85%	7.86%
53	20181053	Next Interest Rate Percentage	6.85%	7.86%
53	20181053	Reporting Period Interest Rate Percentage	6.85%	7.86%
287	20181287	Original Interest Rate Percentage	6.19%	7.44%
287	20181287	Next Interest Rate Percentage	6.19%	7.44%
287	20181287	Reporting Period Interest Rate Percentage	6.19%	7.44%